UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                       DATE OF REPORT: SEPTEMBER 17, 2004
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                        (DATE OF EARLIEST EVENT REPORTED)


                          21ST CENTURY HOLDING COMPANY
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                FLORIDA                               0-2500111                             65-0248866
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    (STATE OR OTHER JURISDICTION OF           (COMMISSION FILE NUMBER)         (I.R.S. EMPLOYER IDENTIFICATION NO.)
             INCORPORATION)


       3661 WEST OAKLAND PARK BLVD., SUITE 300
                LAUDERDALE LAKES, FL                           33311
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      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (954) 581-9993
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                                 NOT APPLICABLE
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS (SEE GENERAL INSTRUCTION A.2. BELOW):

[] WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR 230.425)

[] SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT (17 CFR 240.14A-12)

[] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B) UNDER THE EXCHANGE ACT (17 CFR 240.14D-2(B))

[] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C) UNDER THE EXCHANGE ACT (17 CFT 240.13E-4(C))

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)     Exhibits.
        --------
99.1    21st Century Holding Company Press Release, dated September 17, 2004.
99.2    21st Century Holding Company Press Release, dated September 17, 2004.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On September 17, 2004, 21st Century Holding Company issued two press releases relating to the impact of Hurricane Ivan and guidance regarding the Company's anticipated earnings for 2004 and 2005. A copy of each press release is attached to this current report on Form 8-K as Exhibits 99.1and 99.2 and incorporated herein reference.

The information in this Current Report on Form 8-K and Exhibits 99.1 and 99.2 attached hereto is hereby intended to be furnished pursuant to Item 12. "Results of Operations and Financial Condition." As provided in General Instruction B.6 of SEC Form 8-K, such information shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  21ST CENTURY HOLDING COMPANY


Date: September 20, 2004          By: /s/   RICHARD A. WIDDICOMBE
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                                  Name: Richard A. Widdicombe
                                  Title: Chief Executive Officer
                                         (Principal Executive Officer)

Date: September 20, 2004          By: /s/   JAMES GORDON JENNINGS, III
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                                  Name: James Gordon Jennings, III
                                  Title: Chief Financial Officer
                                  (Principal Accounting and Financial Officer)

                                  EXHIBIT INDEX


EXHIBIT NO.   EXHIBIT TITLE
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99.1          21st Century Holding Company Press Release, dated September 17,
              2004.

99.2          21st Century Holding Company Press Release, dated September 17,
              2004